Exhibit 10.4 THIS IS A GLOBAL CERTIFICATE WITHIN THE MEANING OF THE WARRANT AGREEMENT HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY, WHICH MAY BE TREATED BY THE COMPANY, THE WARRANT AGENT AND ANY AGENT THEREOF AS THE OWNER AND HOLDER OF THE WARRANT(S) REPRESENTED BY THIS GLOBAL CERTIFICATE FOR ALL PURPOSES. UNLESS THIS GLOBAL CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (“DTC”) TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN. TRANSFERS OF THE WARRANT(S) REPRESENTED BY THIS GLOBAL CERTIFICATE WILL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC, OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE, AND TRANSFERS OF PORTIONS OF THE WARRANT(S) REPRESENTED BY THIS GLOBAL CERTIFICATE WILL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTION Error! Reference source not found. OF THE WARRANT AGREEMENT HEREINAFTER REFERRED TO. Gossamer Bio, Inc. Warrants CUSIP No.: 38341P 110 Certificate No. 1 ISIN No.: US38341P1104 Gossamer Bio, Inc., a Delaware corporation (the “Company”), certifies that Cede & Co. is the registered owner of the number of Warrants set forth in the attached Schedule of Exchanges of Interests in the Global Certificate represented by this certificate (this “Certificate”). The terms of the Warrants are set forth in the Warrant Agreement, dated as of June 4, 2026, between the Company and Computershare Inc., and its affiliate, Computershare Trust Company, N.A., as warrant agent (the “Warrant Agent”) (the “Warrant Agreement”). In the event of an inconsistency between the terms of this Warrant and the Warrant Agency Agreement, the terms of the Warrant Agency Agreement shall prevail. Capitalized terms used in this Certificate without definition have the respective meanings ascribed to them in the Warrant Agreement.

2 Additional terms of this Certificate are set forth on the other side of this Certificate. [The Remainder of This Page Intentionally Left Blank; Signature Page Follows]

[Signature Page to Purchase Warrant] IN WITNESS WHEREOF, Gossamer Bio, Inc. has caused this instrument to be duly executed as of the date set forth below. GOSSAMER BIO, INC. Date: June 4, 2026 By: /s/ Bryan Giraudo Name: Bryan Giraudo Title: Chief Financial Officer and Chief Operating Officer

[Signature Page to Purchase Warrant] WARRANT AGENT’S COUNTERSIGNATURE Computershare Inc., and Computershare Trust Company, N.A., collectively as Warrant Agent, certifies that this Certificate represents Warrants referred to in the within-mentioned Warrant Agreement. Date: June 4, 2026 By: /s/ Collin Ekeogu Authorized Signatory

GOSSAMER BIO, INC. Warrants This Certificate represents one or more duly issued and outstanding Warrants. Certain terms of the Warrants are summarized below. Notwithstanding anything to the contrary in this Certificate, to the extent that any provision of this Certificate conflicts with the provisions of the Warrant Agreement, the provisions of the Warrant Agreement will control. 1. Method of Payment. Cash amounts due on the Warrants represented by this Certificate will be paid in the manner set forth in Error! Reference source not found. of the Warrant Agreement. 2. Persons Deemed Owners. The Person in whose name this Certificate is registered will be treated as the owner of the Warrant(s) represented by this Certificate for all purposes, subject to Error! Reference source not found. of the Warrant Agreement. 3. Denominations; Transfers and Exchanges. All Warrants will be in registered form and in denominations equal to any whole number of Warrants. Subject to the terms of the Warrant Agreement, the Holder of the Warrant(s) represented by this Certificate may transfer or exchange such Warrant(s) by presenting this Certificate to the Registrar and delivering any required documentation or other materials. 4. No Right of Redemption by the Company. The Company will not have the right to redeem the Warrants at its election. 5. Exercise Rights. The Warrants will be Exercisable for Exercise Consideration in the manner, and subject to the terms, set forth in Error! Reference source not found. of the Warrant Agreement. 6. Countersignature. The Warrant(s) represented by this Certificate will not be valid until this Certificate is countersigned by the Warrant Agent. 7. Abbreviations. Customary abbreviations may be used in the name of a Holder or its assignee, such as TEN COM (tenants in common), TEN ENT (tenants by the entireties), JT TEN (joint tenants with right of survivorship and not as tenants in common), CUST (custodian), and U/G/M/A (Uniform Gift to Minors Act). * * *

To request a copy of the Warrant Agreement, which the Company will provide to any Holder at no charge, please send a written request to the following address: Gossamer Bio, Inc. 3115 Merryfield Row, Suite 120 San Diego, California 92121 Attention: Chief Financial Officer

SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL CERTIFICATE INITIAL NUMBER OF WARRANTS REPRESENTED BY THIS GLOBAL CERTIFICATE: 135,789,000 The following exchanges, transfers or cancellations of this Global Certificate have been made: Date Amount of Increase (Decrease) in Number of Warrants Represented by this Global Certificate Number of Warrants Represented by this Global Certificate After Such Increase (Decrease) Signature of Authorized Signatory of Warrant Agent

EXERCISE NOTICE GOSSAMER BIO, INC. Subject to the terms of the Warrant Agreement, by executing and delivering this Exercise Notice, the undersigned Holder of the Warrant(s) identified below directs the Company to Exercise (check one):  all of the Warrants  * Warrant(s) identified by CUSIP No. and Certificate No. . Each Exercise Notice submitted by a Holder may only be submitted on behalf of a single Economic Interest Holder of the Warrants. By its delivery of this Exercise Notice, the undersigned represents and warrants to the Company that in giving effect to the exercise evidenced hereby the Economic Interest Holder together with its Attribution Parties will not beneficially own in excess of the number of shares of Common Stock (as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended) permitted to be beneficially owned under Section 5(f)(i) of the Warrant to which this notice relates. Current aggregate beneficial ownership of Common Stock of the Economic Interest Holder together with its Attribution Parties (immediately prior to the exercise of this Warrant): ____________________shares of Common Stock. (Optional) Identify account within the United States to which any cash Exercise Consideration will be wired: Bank Routing Number: SWIFT Code: Bank Address: Account Number: Account Name: Date: (Legal Name of Holder) By: Name: Title: * Must be a whole number.

Signature Guaranteed: Participant in a Recognized Signature Guarantee Medallion Program By: Authorized Signatory

ASSIGNMENT FORM GOSSAMER BIO, INC. Subject to the terms of the Warrant Agreement, the undersigned Holder of the Warrant(s) identified below assigns (check one):  all of the Warrants  2 Warrant(s) identified by CUSIP No. and Certificate No. , and all rights thereunder, to: Name: Address: Social security or tax identification number: and irrevocably appoints: as agent to transfer the within Warrant(s) on the books of the Company. The agent may substitute another to act for him/her. Date: (Legal Name of Holder) By: Name: Title: Signature Guaranteed: Participant in a Recognized Signature Guarantee Medallion Program By: Authorized Signatory 2 Must be a whole number.